EX99.906CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURUSANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Jimmy D. Gambill, Chief Executive Officer of the Franklin Templeton Variable Insurance Products Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The periodic report on Form N-CSR of the Registrant for the period ended 12/31/03 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: February 25, 2004

S\ JIMMY D. GAMBILL

Jimmy D. Gambill

Chief Executive Officer—Finance and Administration

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Registrant and will be retained by Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURUSANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Kimberley H. Monasterio, Chief Financial Officer of the Franklin Templeton Variable Insurance Products Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The periodic report on Form N-CSR of the Registrant for the period ended 12/31/03 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: February 25, 2004

S\ KIMBERLEY H. MONASTERIO

Kimberley H. Monasterio

Treasurer and Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Registrant and will be retained by Registrant and furnished to the Securities and Exchange Commission or its staff upon request.